UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2005

Protective Life Insurance Company
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	001-31901 (Commission File Number)	63-0169720 (IRS Employer Identification No.)

Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
(Address of principal executive offices)
(Zip Code)

(205) 268-1000
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

        The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-100944), of Protective Life Insurance Company, as filed with the Securities and Exchange Commission on November 1, 2002 and amended on November 7, 2003 and November 12, 2003 (the "Registration Statement").

        Exhibits 1.1, 1.2, 1.3, 1.4 and 4.1 shall supersede and replace, respectively, (i) the Standard Selling Agent Agreement Terms filed as Exhibit 1.1 to the Registration Statement, (ii) the Selling Agent Agreement filed as Exhbiit 1.2 to the Registration Statement, (iii) the Standard Distribution Agreement Terms filed as Exhibit 1.3 to the Registration Statement, (iv) the Distribution Agreement filed as Exhibit 1.4 to the Registration Statement and (v) the Omnibus Instrument initially filed as Exhibit 4.14 to the Registration Statement and subsequently filed with the Securities and Exchange Commission on June 10, 2004 as Exhibit 4.6 to Protective Life Insurance Company's Current Report on Form 8-K.

  (c)
  Exhibits

Exhibit 1.1	Standard Selling Agent Agreement Terms (InterNotes®).
Exhibit 1.2	Selling Agent Agreement (InterNotes®) (included in Section F to the Form of Omnibus Instrument filed as Exhibit 4.1 hereto).
Exhibit 1.3	Standard Distribution Agreement Terms (Secured Medium-Term Notes).
Exhibit 1.4	Distribution Agreement (Secured Medium-Term Notes) (included in Section G to the Form of Omnibus Instrument filed as Exhibit 4.1 hereto).
Exhibit 4.1	Form of Omnibus Instrument.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protective Life Insurance Company (Registrant)
Date: June 20, 2005	By:	/s/ JUDY WILSON Name: Judy Wilson Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1	Standard Selling Agent Agreement Terms (InterNotes®).
Exhibit 1.2	Selling Agent Agreement (InterNotes®) (included in Section F to the Form of Omnibus Instrument filed as Exhibit 4.1 hereto).
Exhibit 1.3	Standard Distribution Agreement Terms (Secured Medium-Term Notes).
Exhibit 1.4	Distribution Agreement (Secured Medium-Term Notes) (included in Section G to the Form of Omnibus Instrument filed as Exhibit 4.1 hereto).
Exhibit 4.1	Form of Omnibus Instrument.